Exhibit 99.5
                                 ------------

                            A Novation Confirmation

Credit Suisse [GRAPHIC OMITTED]


                             Novation Confirmation

Date:    30 November 2006

To: The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for Alternative Loan Trust 2006-41CB

To:      Credit Suisse Management LLC

From:    Credit Suisse International "CSIN"

Re:      Novation Transaction

External ID: 53164562NOV
________________________________________________________________________________

Dear Sir/Madam:

      The purpose of this letter is to confirm the terms and conditions of the Novation Transaction entered into between the parties and effective from the Novation Date specified below. This Novation Confirmation constitutes a "Confirmation" as referred to in the New Agreement specified below.

      1. The definitions and provisions contained in the 2004 ISDA Novation Definitions (the "Definitions") and the terms and provisions of the 2000 ISDA definitions (the "Product Definitions"), each as published by the International Swaps and Derivatives Association, Inc. and amended from time to time, are incorporated in this Novation Confirmation. In the event of any inconsistency between (i) the Definitions, (ii) the Product Definitions and/or
(iii) the Novation Agreement and this Novation Confirmation, this Novation Confirmation will govern. In the event of any inconsistency between the Novation Confirmation and the New Confirmation, the New Confirmation will govern for the purpose of the New Transaction.

      2. The terms of the Novation Transaction to which this Novation Confirmation relates are as follows:


           Novation Date:                                    30 November 2006

           Novated Amount:                                   USD 48,462,000 subject to amortization as set out in
                                                             the Additional Terms.

           Transferor:                                       Credit Suisse Management LLC

           Transferee:                                       The Bank of New York, not in its individual or
                                                             corporate capacity, but solely as trustee for the Supplemental
                                                             Interest Trust created under the Pooling and Servicing Agreement for
                                                             Alternative Loan Trust 2006-41CB

           Remaining Party:                                  Credit Suisse International



Credit Suisse [GRAPHIC OMITTED]


           New Agreement (between Transferee                1992 ISDA Master Agreement dated as of
           and Remaining Party):                            30 November 2006



3. The terms of the Old Transaction to which this Novation Confirmation relates, for identification purposes, are as follows:

           Trade Date of Old Transaction:                    03 November 2006
           Effective Date of Old Transaction:                30 November 2006
           Termination Date of Old Transaction:              25 December 2013


      4. The terms of the New Transaction to which this Novation Confirmation relates shall be as specified in the New Confirmation attached hereto as Exhibit A.

           Full First Calculation Period:                    Applicable

      5. Miscellaneous Provisions:



           Non-Reliance:                                     Applicable


For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to the parties on request.

Credit Suisse [GRAPHIC OMITTED]


      The parties confirm their acceptance to be bound by this Novation Confirmation as of the Novation Date by executing a copy of this Novation Confirmation and returning it to us. The Transferor, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the Old Transaction. The Transferee, by its execution of a copy of this Novation Confirmation, agrees to the terms of the Novation Confirmation as it relates to the New Transaction.


Credit Suisse International



By:  .../s/ Marisa Scauzillo....................................
 Name:   Marisa Scauzillo
 Title:  Authorized Signatory



Credit Suisse Management LLC



By:  .../s/ Yolanda Perez-Wilson.................................
 Name: Yolanda Perez-Wilson
 Title: Assistant Vice President



The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for Alternative Loan Trust 2006-41CB



By:  .../s/ Michael Cerchio..........................................
 Name:   Michael Cerchio
 Title:  Assistant Treasurer










Our Reference No: External ID: 53164562NOV / Risk ID: 447591260 and 447591262

Credit Suisse [GRAPHIC OMITTED]



                                   EXHIBIT A
                                   ---------

This New Confirmation amends, restates and supersedes in its entirety all Confirmation(s) dated prior to the date hereof in respect of this New Transaction.

Credit Suisse [GRAPHIC OMITTED]


                                   CREDIT SUISSE INTERNATIONAL

                                   One Cabot Square,     Telephone 020 7888 8888
                                   London E14 4QJ        www.credit-suisse.com


                                                                30 November 2006

The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for Alternative Loan Trust 2006-41CB

101 Barclay Street 8W
New York, NY 10286

External ID: 53164562N3
________________________________________________________________________________

Dear Sirs,

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Swap Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and
"Counterparty" means The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for Alternative Loan Trust 2006-41CB

  1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 November 2006 as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

      CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.



2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


                  Transaction Type:                    Interest Rate Cap Transaction


                                                      Registered Office as above
                           with unlimited liability in England under No. 2500199
                    Authorised and Regulated by the Financial Services Authority
                                                          VAT No: GB 447 0737 41

Credit Suisse [GRAPHIC OMITTED]



                  Notional Amount:                     USD 48,462,000 subject to amortization as set out in the
                                                       Additional Terms.

                  Trade Date:                          03 November 2006

                  Effective Date:                      30 November 2006

                  Termination Date:                    25 December 2013
         Fixed Amounts:

                  Fixed Rate Payer:                    Counterparty

                  Fixed Rate Payer
                  Payment Date:                        30 November 2006

                  Fixed Amount:                        USD 375,000

         Floating Amounts:

                  Floating Rate Payer:                 CSIN

                  Floating Rate Payer
                  Period End Dates:                    The 25th of each month, commencing on 25 December 2006,
                                                       and ending on the Termination Date, inclusive, with No
                                                       Adjustment.

                  Initial Calculation Period:          From and including 30 November 2006 up to but excluding
                                                       the Floating Rate Payer Period End Date occurring on 25
                                                       December 2006


                  Floating Rate Payer
                  Payment Dates:                       One  Business Day prior to each  Floating  Rate Payer Period
                                                       End Date.

                  Cap Rate:                            5.35 %

                  Floating Rate Option:                USD-LIBOR-BBA, subject to a maximum rate of 8.85 %

                  Designated Maturity:                 1 month

                  Spread:                              None



                                                                               3

Credit Suisse [GRAPHIC OMITTED]


                  Floating Rate
                  Day Count Fraction:                  30/360

                  Reset Dates:                         The first day of each Calculation Period

                  Compounding:                         Inapplicable



         Business Days:                                New York

         Calculation Agent:                            CSIN

         Account Details:

                  Payments to CSIN:                    As advised separately in writing

                  Payments to Counterparty:            The Bank of New York
                                                       New York, NY
                                                       ABA# 021-000-018
                                                       GLA# 111-565
                                                       For Further Credit:  TAS A/C 501563
                                                       Attn: Matthew J. Sabino 212-815-6093
                                                       Fax:  212 815-3986



For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the "Agent"), has acted as agent for CSIN. The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.


Credit Suisse International is authorised and regulated by the Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Counterparty on request.

Credit Suisse [GRAPHIC OMITTED]



                               ADDITIONAL TERMS


-------------------------------------------------------------------------
    Calculation Period up to but               Notional Amount
    excluding the Period End Date                   (USD:)
            occuring on:
-------------------------------------------------------------------------
          25-December-2006                      48,462,000.00
-------------------------------------------------------------------------
           25-January-2007                      47,966,486.08
-------------------------------------------------------------------------
          25-February-2007                      47,383,238.55
-------------------------------------------------------------------------
            25-March-2007                       46,714,116.20
-------------------------------------------------------------------------
            25-April-2007                       45,961,189.13
-------------------------------------------------------------------------
             25-May-2007                        45,126,734.12
-------------------------------------------------------------------------
            25-June-2007                        44,213,229.12
-------------------------------------------------------------------------
            25-July-2007                        43,223,346.91
-------------------------------------------------------------------------
           25-August-2007                       42,159,947.87
-------------------------------------------------------------------------
          25-September-2007                     41,026,071.96
-------------------------------------------------------------------------
           25-October-2007                      39,824,929.96
-------------------------------------------------------------------------
          25-November-2007                      38,559,893.80
-------------------------------------------------------------------------
          25-December-2007                      37,234,486.33
-------------------------------------------------------------------------
           25-January-2008                      35,944,867.08
-------------------------------------------------------------------------
          25-February-2008                      34,690,368.78
-------------------------------------------------------------------------
            25-March-2008                       33,470,336.59
-------------------------------------------------------------------------
            25-April-2008                       32,284,127.82
-------------------------------------------------------------------------
             25-May-2008                        31,131,111.73
-------------------------------------------------------------------------
            25-June-2008                        30,010,669.33
-------------------------------------------------------------------------
            25-July-2008                        28,922,193.10
-------------------------------------------------------------------------
           25-August-2008                       27,865,086.84
-------------------------------------------------------------------------
          25-September-2008                     26,838,765.43
-------------------------------------------------------------------------
           25-October-2008                      25,842,654.63
-------------------------------------------------------------------------
          25-November-2008                      24,876,190.88
-------------------------------------------------------------------------
          25-December-2008                      23,938,821.09
-------------------------------------------------------------------------
           25-January-2009                      23,030,002.46
-------------------------------------------------------------------------
          25-February-2009                      22,149,202.30
-------------------------------------------------------------------------
            25-March-2009                       21,295,897.81
-------------------------------------------------------------------------
            25-April-2009                       20,469,575.91
-------------------------------------------------------------------------
             25-May-2009                        19,669,733.08
-------------------------------------------------------------------------
            25-June-2009                        18,895,875.17
-------------------------------------------------------------------------
            25-July-2009                        18,147,517.20
-------------------------------------------------------------------------
           25-August-2009                       17,424,183.23
-------------------------------------------------------------------------
          25-September-2009                     16,725,406.18
-------------------------------------------------------------------------
           25-October-2009                      16,050,727.63
-------------------------------------------------------------------------
          25-November-2009                      15,399,697.74
-------------------------------------------------------------------------
          25-December-2009                      14,771,874.99
-------------------------------------------------------------------------

Credit Suisse [GRAPHIC OMITTED]


-------------------------------------------------------------------------
    Calculation Period up to but               Notional Amount
    excluding the Period End Date                   (USD:)
            occuring on:
-------------------------------------------------------------------------
           25-January-2010                      14,166,826.11
-------------------------------------------------------------------------
          25-February-2010                      13,584,125.88
-------------------------------------------------------------------------
            25-March-2010                       13,023,357.01
-------------------------------------------------------------------------
            25-April-2010                       12,484,109.95
-------------------------------------------------------------------------
             25-May-2010                        11,965,982.79
-------------------------------------------------------------------------
            25-June-2010                        11,468,581.11
-------------------------------------------------------------------------
            25-July-2010                        10,991,517.82
-------------------------------------------------------------------------
           25-August-2010                       10,534,413.04
-------------------------------------------------------------------------
          25-September-2010                     10,096,893.95
-------------------------------------------------------------------------
           25-October-2010                      9,678,594.71
-------------------------------------------------------------------------
          25-November-2010                      9,279,156.25
-------------------------------------------------------------------------
          25-December-2010                      8,898,226.22
-------------------------------------------------------------------------
           25-January-2011                      8,535,458.80
-------------------------------------------------------------------------
          25-February-2011                      8,190,514.64
-------------------------------------------------------------------------
            25-March-2011                       7,863,060.70
-------------------------------------------------------------------------
            25-April-2011                       7,552,770.13
-------------------------------------------------------------------------
             25-May-2011                        7,259,322.20
-------------------------------------------------------------------------
            25-June-2011                        6,982,402.13
-------------------------------------------------------------------------
            25-July-2011                        6,721,701.01
-------------------------------------------------------------------------
           25-August-2011                       6,476,915.69
-------------------------------------------------------------------------
          25-September-2011                     6,247,748.66
-------------------------------------------------------------------------
           25-October-2011                      6,033,907.98
-------------------------------------------------------------------------
          25-November-2011                      5,835,107.12
-------------------------------------------------------------------------
          25-December-2011                      5,651,064.90
-------------------------------------------------------------------------
           25-January-2012                      5,641,612.87
-------------------------------------------------------------------------
          25-February-2012                      5,641,555.25
-------------------------------------------------------------------------
            25-March-2012                       5,641,498.94
-------------------------------------------------------------------------
            25-April-2012                       5,641,443.91
-------------------------------------------------------------------------
             25-May-2012                        5,641,390.12
-------------------------------------------------------------------------
            25-June-2012                        5,641,337.57
-------------------------------------------------------------------------
            25-July-2012                        5,641,286.22
-------------------------------------------------------------------------
           25-August-2012                       5,641,236.05
-------------------------------------------------------------------------
          25-September-2012                     5,588,197.12
-------------------------------------------------------------------------
           25-October-2012                      5,109,407.71
-------------------------------------------------------------------------
          25-November-2012                      4,641,735.06
-------------------------------------------------------------------------
          25-December-2012                      4,184,959.49
-------------------------------------------------------------------------
           25-January-2013                      3,788,741.01
-------------------------------------------------------------------------
          25-February-2013                      3,402,327.21
-------------------------------------------------------------------------
            25-March-2013                       3,025,517.15
-------------------------------------------------------------------------
            25-April-2013                       2,658,113.75
-------------------------------------------------------------------------
             25-May-2013                        2,299,923.74
-------------------------------------------------------------------------

Credit Suisse [GRAPHIC OMITTED]


-------------------------------------------------------------------------
    Calculation Period up to but               Notional Amount
    excluding the Period End Date                   (USD:)
            occuring on:
-------------------------------------------------------------------------
            25-June-2013                        1,950,757.59
-------------------------------------------------------------------------
            25-July-2013                        1,610,429.41
-------------------------------------------------------------------------
           25-August-2013                       1,278,756.91
-------------------------------------------------------------------------
          25-September-2013                      955,561.32
-------------------------------------------------------------------------
           25-October-2013                       640,667.33
-------------------------------------------------------------------------
          25-November-2013                       333,903.02
-------------------------------------------------------------------------
          25-December-2013                        35,099.79
-------------------------------------------------------------------------

Credit Suisse [GRAPHIC OMITTED]



Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.



                               Yours faithfully,

                               Credit Suisse International



                                By:    /s/ Marisa Scauzillo
                                   ----------------------------------------
                                   Name: Marisa Scauzillo
                                   Title: Authorized Signatory








Confirmed as of the date first written above:

The Bank of New York, not in its individual or corporate capacity, but solely as trustee for the Supplemental Interest Trust created under the Pooling and Servicing Agreement for Alternative Loan Trust 2006-41CB

By:   /s/ Michael Cerchio
   -----------------------------------
   Name: Michael Cerchio
   Title:  Assistant Treasurer








Our Reference No: External ID: 531645620N3 / Risk ID: 447591260 and 447591262


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